UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2024

Pyxis Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40881	83-1160910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-221-9059

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PYXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 26, 2024, Pyxis Oncology, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) for a private placement (the “Private Placement”) with certain institutional and accredited investors (each, a “Purchaser” and collectively, the “Purchasers”).

Pursuant to the Securities Purchase Agreement, the Company agreed to issue and sell to the Purchasers an aggregate of (i) 8,849,371 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $4.78 per share, and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 1,611,215 shares of Common Stock (the “Pre-Funded Warrant Shares”) at a purchase price of $4.779 per Pre-Funded Warrant, which represents the per share purchase price of the Shares less the $0.001 per share exercise price for each Pre-Funded Warrant. The Pre-Funded Warrants will be exercisable at any time after the date of issuance and will not expire.

Leerink Partners LLC acted as the lead placement agent and LifeSci Capital LLC acted as co-placement agent for the Private Placement. The Company has agreed to pay customary placement fees and reimburse certain expenses of the placement agents.

The Private Placement is expected to close on February 29, 2024, subject to customary closing conditions. The Company anticipates the gross proceeds from the Private Placement to be approximately $50 million, before deducting placement agent fees and offering expenses. The Company intends to use the net proceeds from this proposed financing for working capital and general corporate purposes.

The foregoing descriptions of the Securities Purchase Agreement and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1 and 4.1 hereto, respectively, and incorporated by reference herein.

Registration Rights Agreement

On February 26, 2024, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to register for resale the Shares and the Pre-Funded Warrant Shares held by the Purchasers (the “Registrable Securities”). Under the Registration Rights Agreement, the Company has agreed to prepare and file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”), covering the resale of the Registrable Securities by no later than March 27, 2024 (the “Filing Deadline”). The Company has also agreed to use reasonable efforts to cause such registration statement to become effective as soon as practicable, but in any event no later than the earlier of (i) the fifth calendar day following the filing of the registration statement or (ii) the 75th day following the filing of the registration statement in the event of a “review” by the SEC (the “Effectiveness Deadline”). The Company also agreed to use reasonable efforts to keep such registration statement effective until the earlier of (i) the date on which all Registrable Securities covered by the registration statement have been sold or otherwise disposed of pursuant to the registration statement or in a transaction in which the transferee receives freely tradeable shares or (ii) the date on which the Registrable Securities no longer constitute “Registrable Securities” pursuant to the definition outlined in the Registration Rights Agreement. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities. In addition, certain liquidated damages provisions will apply to the Company in the event of registration failures, as described in the Registration Rights Agreement.

The Company has granted the Purchasers customary indemnification rights in connection with the registration statement. The Purchasers have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Form 8-K, the disclosures in Item 1.01 above are incorporated herein by reference. The securities to be issued and sold to the Purchasers under the Securities Purchase Agreement are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The Company relied on this exemption from registration based in part on representations made by the Purchasers. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Item 7.01 Regulation FD Disclosure.

On February 27, 2024, the Company issued a press release announcing the Private Placement. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filing with the SEC made by the Company, regardless of any general incorporation language in such filings, except to the extent expressly set forth by reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
10.1*	Securities Purchase Agreement, dated February 26, 2024, by and among Pyxis Oncology, Inc. and each of the purchasers as party thereto
10.2	Form of Registration Rights Agreement
99.1	Press Release dated February 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pyxis Oncology, Inc.

Date:	February 28, 2024	By:	/s/ Pamela Connealy
Pamela Connealy Chief Financial Officer and Chief Operating Officer